Exhibit 99.3

T 1 Nesco and Custom Truck One Source Investor Presentation March 16, 2021

This document and any related presentation has been prepared byNesco Holdings, Inc. (“Nesco” or the “Company”) in connection with its proposed acquisition of Custom Truck One Source, L.P. (together with its subsidiaries, “Custom Truck”), and does not constitute an offer or invitation to subscribe for, purchase, or otherwise acquire any equity or debt securities or other instruments of the Company of any of its subsidiaries, and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this documentand any related oral presentations may be restricted by law and persons into whose possession this document or any related oral presentation comes into should inform themselves about, and observe, any such restriction. Anyfailure to comply with these restrictions may constitute a violation of laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your ownopinions and conclusions on such matters and the market for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice relating to the information and any action taken on the basis of the information contained herein. This presentation includes certain financial measures that have not been prepared in a manner that complies with generally accepted accounting principles in the United States (“GAAP”), including, without limitation, EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA (collectively, the “non - GAAP financial measures”). These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, net revenue, net cash provided by operating activities, earnings per fully - diluted share or other measures of profitability, liquidity or performance under GAAP. Management believes that these non - GAAP financial measures provide meaningful information to investors because they provide insight into how effectively we operate our business. You should be aware that these non - GAAP financial measures may not be comparable to similarly - titled measures used by other companies. Reconciliations of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the appendix of this presentation. F o r w a rd - L o o k i n g S t a t e m e n t s Certain statements contained in this presentation may be considered forward - looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used inthis communication, the words "potential," "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco's control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include, on a combined basis: that the financial condition and results of operations of thecombined business may be adversely affected by the recent COVID - 19 pandemic or other similar outbreaks; the risk that required governmental and regulatory approvals may delay the consummation of the acquisition of Cusot m Truck or result in the imposition of conditions that could reduce the anticipated benefits from the proposed acquisition of Custom Truck; Nesco’s ability to consummate the acquisition of Custom Truck and to integrate it into the Nesco business; Nesco’s inability to perfect liens on the collateral prior to the issue date; the cyclical demand for Nesco’s services and vulnerability to industry downturns and regional and national downturns; Nesco’s ability to obtain raw materials, component parts and/or finished goods in a timely and cost - effective manner; competition from existing and new competitors; increases in the cost of new equipment andNesco’s ability to procure such equipment in a timely fashion; Nesco’s ability to recruit and retain experienced personnel; the impact of the current or additional unionization of Nesco’s workforce; the effect of disruptions in Nesco’s information technology systems, including Nesco’s customer relationship management system; Nesco’s ability to obtain additional capital on commercially reasonable terms; Nesco’s ability to renew its leases upon their expiration; Nesco’s ability to keep pace with technological developments; potential disruptions at Nesco’s production and manufacturing locations; the potential impact of material weaknesses in Nesco’s system of internal controls; the impact of third party reports on market perception of Nesco’s financial performance; unfavorable conditions or further disruptions in the capital and credit markets;Nesco’s relationships with equipment suppliers and dependence on key suppliers to obtain adequate or timely equipment; Nesco’s dependence on third - party contractors to provide us with various services; a need to recognize additional impairment charges related to goo dwill, identified intangible assets and fixed assets; Nesco’s ability to collect on accounts receivable; risks related to Nesco’s international operations; risks related to legal proceedings or claims, including liability claims; laws and regulatory developments that may fail to result in increased demand for Nesco’s services; safety and environmental requirements that may subject us to unanticipated liabilities; the complexity of complyingwith multiple regulatory regimes due to Nesco’s geographic breadth; the length of time necessary to consummate Acquisition, which may be longer than anticipated for various reasons; the diversion of management time on transaction - related issues; the impact of a failure to consummate the Acquisition; expenses associated with the acquisition of Custom Truck and a potential inability to integrate the combined business; impacts of the accountingtreatment applicable to the Acquisition; the risk that the cost savings, synergies and growth from the acquisition of Custom Truck may not be fully realized or may take longer to realize than expected; the uncertainty associatedwith Nesco’s pro forma condensed combined financial information; Nesco’s substantial indebtedness and maintaining compliance with debt covenants; Nesco’s ability to incur additional indebtedness; Nesco’s ability to generate cash to service its indebtedness; the amount and nature of the debt incurred to finance the acquisition of Custom Truck; and other factors discussed under the heading “Risk Factors” in the offering memorandum. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco's actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward - looking statement. The forward - looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Nesco believes these third party sources are reliable as of their respective dates, Nesco has not independently verified the accuracy or completeness of this information. Nesco makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation. This presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in Nesco. This presentation is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction of the acquisition ofCTOS or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. in particular, this document is not an offer of securities for sale into the united states.no offer of securities shall be made into the united states absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to such registration requirements. 2 Disclaimer

Presenters

Louis Samson
Partner, Platinum Equity

Kevin Smith
Managing Director, Platinum Equity

David Glatt
Managing Director, Platinum Equity

Hunter Mulligan
Vice President, Platinum Equity

Fred Ross
CEO, Custom Truck One Source

Ryan McMonagle
President & COO, Custom Truck One Source

Brad Meader
CFO, Custom Truck One Source

Josh Boone
CFO, Nesco

3

Agenda

I. Transaction Overview

II. Company Overview

III. Key Credit Highlights

IV. Historical Financial Overview

V. Appendix

4

5 5 I . T r a n s a c t i o n O v e r v i e w

Sources & Uses and Pro Forma Capitalization

($ in millions)

Sources of Funds	Amount
New ABL Revolver ($750M)	$400
New 8-year Second Lien Secured Notes	920
Nesco Rolled Other Debt / Capital Leases	12
CTOS Rolled Other Debt / Capital Leases	43
Follow-On Primary Equity	140
Blackstone & CTOS Management Rollover	100
Platinum Equity Investment	742
Existing Nesco Equity [1]	246
Total Sources	**$2,603**

Uses of Funds	Amount
CTOS Purchase Price	$1,432
Existing NESCO Debt Paydown	735
Nesco Rolled Other Debt / Capital Leases	12
CTOS Rolled Other Debt / Capital Leases	43
Nesco Accrued Interest	8
Nesco Breakage Fees	39
Financing Fees	45
Other Fees and Expenses	44
Existing Nesco Equity [1]	246
Total Uses	**$2,603**

($ in millions)

Pro Forma Capitalization	Maturity	Pro Forma 12/31/2020	%
Cash & Cash Equivalents		$--	--
New ABL Revolver ($750M)	5 years	400	15.4%
First Lien Debt		**$400**	**15.4%**
New 8-year Second Lien Secured Notes	8 years	920	35.3%
Rolled Other Debt / Capital Leases		55	2.1%
Total Debt		**$1,375**	**52.8%**
Follow-On Primary Equity		140	5.4%
Blackstone & CTOS Management Rollover		100	3.8%
Platinum Equity Investment		742	28.5%
Existing Nesco Equity [1]		246	9.4%
Total Capitalization		**$2,603**	**100.0%**

Pro Forma Operating Statistics

Nesco	$119
CTOS	176
Adjusted EBITDA	**$295**
Synergies	50
Pro Forma Adjusted EBITDA	**$345**

Pro Forma Credit Statistics

First Lien Debt / Pro Forma Adjusted EBITDA	1.2x
Total Debt / Pro Forma Adjusted EBITDA	4.0x

Note: Indebtedness excludes approximately $360.7 million of indebtedness incurred under the Floorplan Financing Agreements.
Note: Adj. EBITDA reconciliations available in the Appendix.
(1) Based on price of newly issued stock at $5.00 per share.

NESCO SPECIALTY RENTALS CUSTOM TRUCK ONE SOURCE.

7

9 Pro Forma Organizational Chart Note: Structure simplified for illustrative purposes and does not reflect all legal entities. (1) To be confirmed whether the Blackstone GPs will continue to hold limited partnership interests in Custom Truck. Nesco Holdings, Inc. (US) Platinum Equity PE One Source Holdings, LLC Public Shareholders Custom Truck Rollover Shareholders $750M ABL Revolver and $920M Second Lien Secured Notes Nesco Holdings II, Inc. Nesco Subsidiaries 80% 60% 32% 8% Blackstone Energy Management Associates NQ LLC (US) 1 Blackstone Management Associates NQ LLC (US) 1 10% 10% Custom Truck One Source, L.P. (US) Blackstone UOS Feeder Fund VI L.P. (US) Blackstone UOS Feeder Fund BEP L.P. (US) CTOS Subsidiaries Capitol Intermediate Holdings, LLC Capitol Investment Merger Sub 2, LLC Borrower of Existing ABL Revolver and guarantor of New ABL Revolver Issuer of Existing Second Lien Secured Notes and guarantor of the New Second Lien Secured Notes

Platinum Equity Overview

Financial Sponsor with a Strong Track Record and Deep Operational Capabilities

Overview

Founded in
1995

Portfolio includes
~40 companies

$23B
Under management

6 Offices
HQ: Beverly Hills
New York, Greenwich, Boston, London, Singapore

representing over
$25B
in revenue

Investing out of
$10B
Committed Fund

Operationally-focused investment strategy

- Operationally-focused investment firm with deep capabilities (~70 dedicated operations professionals at the firm)
- Typically invest in:
  - Fundamentally relevant businesses with leadership positions in their markets
  - Transactions where part of the value creation thesis comes from driving operational improvements
  - "Good to great" situations

Strong track record of success in specialty equipment rental space over 12+ year period

NESCO Specialty Rentals
- Acquired: 2011 | Divested: 2014
- Grew fleet significantly and increased adjusted EBITDA by more than 80% over 2.5 years
- **5.4x cash on cash return**
- **102.9% IRR[1]**

MAXIM Crane Works, L.P.
- Acquired: 2008 | Divested: 2016
- Expanded national presence and completed 4 acquisitions
- **2.4x cash on cash return**
- **15.9% IRR[1] despite global financial crisis during ownership period**

BlueLine Rental
- Acquired: 2014 | Divested: 2018
- Executed full operational turnaround and increased adjusted EBITDA by more than 50% over 4 years
- **3.2x cash on cash return**
- **150.0% IRR[1]**

ElectroRent
- Acquired: 2016
- Completed transformational acquisition and achieved $30M+ of synergies
- **Current portfolio company – unrealized returns**

(1) Investment performance data presented as of 6/30/20. "IRR" as calculated for each portfolio investment is the compound annualized gross internal rate of return based on the actual daily cash inflows and outflows, including Bridge Financing and unused equity that was subsequently returned, and includes Unrealized Value as a terminal value as of 6/30/20. Unless otherwise noted, all IRRs are compound annualized internal rates of return on investments and are presented on a "gross" basis (i.e., they do not reflect management fees, carried interest, and partnership and other expenses borne by investors).

10

Platinum Equity Investment Thesis

Invest in businesses / sector we know and have had success in

- Leverage proven operational playbook in specialty rental
- Prior track record of success with Nesco

Creates a differentiated specialty platform with an attractive business model and scale

- Integrated business model a key and transformative element for potential future success
- "One-stop-shop" platform with national coverage and broad customer coverage

Multiple ways to win

- Synergies and operational initiatives expected to provide impactful and controllable value creation lever
- Tailwinds in end-markets, organic initiatives and M&A opportunities

Create value operationally by extracting highly achievable synergies

- ~$50M of carefully identified run-rate annual cost synergies expected to be achieved within two years of closing
- Upside opportunities from potential incremental revenue and fleet synergies

Invest in growing end-markets with solid short and long-term fundamentals

- Primary end-markets positioned to benefit from macro mega trends
- T&D, telecom (5G), rail and infrastructure

Sound financial profile positions the Combined Company for growth

- PF net debt to EBITDA ratio of 4.0x[1] offers the benefit of leverage and a clear path towards de-leveraging
- $300M[2] undrawn revolver availability expected at close provides ample liquidity and ability for the Combined Company to play offense

(1) Based on $345M of pro forma FY 2020 Adj. EBITDA, including $50M of run-rate annual cost synergies. See slides 25-26 for additional information regarding cost synergies. Adj. EBITDA reconciliations available in the Appendix.
(2) Represents unused revolver capacity. Based on preliminary borrowing base calculation.

11

2 1 1 2 II . C o m p a n y O v e r v i e w

Nesco at a Glance

Leading Provider of Specialty Equipment Rental to T&D, Telecom and Rail End-Markets

- Differentiated parts, tools and accessories offering highly complementary to Nesco's core rental business and CTOS' offerings
- Well-positioned to benefit from near-term tailwinds and uptick in utility and telecommunications sector capital spending
- Young and well-maintained rental fleet of ~4,500 units[1] with ~$633M OEC[1] and 4.0-year average age[1]

$303M 2020 Revenue[1]	**$119M** 2020 Adj. EBITDA[1]
~380 Employees[1]	**~4,500** Fleet Units[1]
$633M Fleet OEC[1]	**4.0-year** Average Age[1]



Fort Wayne, IN HQ
20
Locations[3]
Operated ERS Facilities
PTA Facilities

End Market & Business Mix

End Market[2]



Other 3%
Rail 7%
Telecom 14%
T&D 76%

Revenue[1]



Parts, Sales & Service 16%
New & Used Sales 19%
Rental 4 65%

Gross Profit[1,5]



Parts, Sales & Service 7%
New & Used Sales 6%
Rental 4 87%

Note: Sum of individual line items may not equal subtotal or total amounts due to rounding.
Note: Adj. EBITDA reconciliations available in the Appendix.
(1) As of and for the year ended 12/31/20. OEC represents the original equipment cost exclusive of the effect of purchase accounting adjustments applied to rental equipment acquired in business combinations and any rental equipment held for sale.
(2) Based on 2020 revenue.
(3) Excludes third-party service locations.
(4) Includes equipment rental revenue and PTA rental revenue.
(5) Excludes depreciation and major repairs.

NESCO SPECIALTY RENTALS | CUSTOM TRUCK ONE SOURCE

13

CTOS at a Glance

Leading Integrated Provider of Specialty Equipment

- Differentiated business model combining full-service specialty equipment offering with large-scale production and customization capabilities
- "One-stop-shop" platform offering rental, new & used sales, and parts & service on a national basis via 26 locations
- Young and well-maintained rental fleet of ~4,300 units[1] with ~$698M OEC[1] and 2.8-year average age[1]

$1,054M 2020 Revenue[1]	$176M 2020 Adj. EBITDA[1]
~1,455 Employees[1]	~4,300 Fleet Units[1]
$698M Fleet OEC[1]	2.8-year Average Age[1]



Kansas City, MO HQ

26
Locations[3]

End Market & Business Mix

End Market[2]



Other
16%
Rail
4%
Infrastructure
27%
T&D
53%

Revenue[1]



Parts, Sales & Service
7%
Rental
20%
New &
Used Sales
73%

Gross Profit[1,4]



Parts, Sales & Service
4%
Rental
58%
New &
Used Sales
38%

Note: Sum of individual line items may not equal subtotal or total amounts due to rounding. As of and for the year ended 12/31/20.
Note: Adj. EBITDA reconciliations available in the Appendix.
(1) Based on 2020 revenue. OEC represents the original equipment cost exclusive of the effect of purchase accounting adjustments applied to rental equipment acquired in business combinations and any rental equipment held for sale.
(2) Excludes third-party service locations.
(3) Excludes depreciation.

14

Combination of Two Leading Specialty Rental Equipment Companies

Highly Complementary Companies

- Customers, end markets, fleets and operations well-aligned
- ~$50M in run-rate annual cost synergies expected to be achieved within two years of closing

Business Model Transformation

- Integrated business model expected to significantly enhance Nesco's asset economics
- "One-stop-shop" offering provides compelling value proposition to customers

Significant Upside Potential

- Transformed financial trajectory
- Meaningfully enhanced ability to capitalize on favorable end-market trends

Much Enhanced Leverage & Liquidity Profile

- Stronger capital structure to pursue organic and inorganic growth
- Reduction in net leverage from 6.2x[6] currently to 4.0x[7] at close
- Significantly greater public float
- ABL liquidity increased from $94M[1,8] to $300M[9]

Strong Management Team

- Strong senior leadership supported by deep bench of highly experienced professionals

Nesco Specialty Rentals		Nesco Specialty Rentals / Custom Truck One Source
$303M 2020 Revenue[1]	→	$1.4B PF 2020 Revenue[1]
$119M 2020 Adj. EBITDA[1]	→	$345M PF 2020 Adj. EBITDA[1,2]
$633M Fleet OEC[1,3]	→	$1.3B Fleet OEC[1,3]
$213M Market Cap[4]	→	$1.2B PF Market Cap[5]
6.2x Net Leverage[6]	→	4.0x PF Net Leverage[7]

(1) As of and for the year ended 12/31/20.
(2) Includes $50M of run-rate annual cost synergies. See slides 25-26 for additional information regarding cost synergies.
(3) Represents original equipment cost ("OEC") of rental fleet.
(4) Based on price at market close on 12/2/20.
(5) Based on price of newly issued stock at $5.00 per share and 245M pro forma shares outstanding, which reflects investments from Platinum, Blackstone, and CTOS management, along with $140M of follow-on primary equity.
(6) Based on $735M of net debt as of 12/31/20 and FY 2020 Adj. EBITDA of $119M. Adj. EBITDA reconciliations available in the Appendix.
(7) Based on $345M of pro forma FY 2020 Adj. EBITDA, including $50M of run-rate annual cost synergies. See slides 25-26 for additional information regarding cost synergies. Adj. EBITDA reconciliations available in the Appendix.
(8) Based on current borrowing base.
(9) Represents unused revolver capacity. Based on preliminary borrowing base calculation.

15

6 1 1 6 III . K e y Cr e d i t H i g h li g h t s

1. Complementary Business Models with a Common Core Focus
2. Differentiated “One-Stop-Shop” Business Model
3. Market Leading Rental Fleet
4. Diversified, Highly Loyal Customer Base
5. Favorable End-Market Dynamics
6. Well-Positioned for Growth
7. Significant Synergy Opportunity
8. Enhanced Leverage & Liquidity Profile

17

18 Highly Attractive Combined Company Profile Note: All metrics as of and for the year ended 12/31/20. Adj. EBITDA reconciliations available in the Appendix. (1) Includes $50M of run - rate annual cost synergies. See slides 25 - 26 for additional information regarding cost synergies. (2) Excludes third - party service locations. (3) Includes revenue from parts sales and services and other. (4) Includes ERS rental and sales revenue and PTA rental revenue. Combined 2020 Revenue $303M $1,054M $ 1 , 356 M 2020 Adj. EBITDA $119M $176M $345M 1 Fleet OEC $633M $698M $ 1 , 331 M Locations 2 20 26 46 Employees ~380 ~1,455 ~ 1 , 83 5 Other 3 Other 3 7% 16% Revenue Mix R e n t al & R e n t al & Sales 4 Sales 84% 93% O t h e r 3 9% R e n t al & Sales 91% Complementary Business Models with a Common Core Focus 1

Differentiated "One-Stop-Shop" Business Model

Integrated Production Capabilities Key Point of Differentiation for CTOS

Integrated Production Capabilities — **Unit Economic Advantages**

One-Stop-Shop Value Proposition — **Faster Speed to Market** | **Higher Resale Values**

Chassis OEM



Body OEM



Attachment OEM



Boom | Cable Placer | Bucket

→

Completed Unit







→

Service Offering

- Production and Customization
- Rental
- New and Used Sales
- Aftermarket Parts and Service
- Financing
- Disposal

→

End Markets Served

- T&D
- RAIL
- INFRASTRUCTURE
- TELECOM
- Waste

→

Customer Benefits

- ✓ End-to-end customer solution
- ✓ Single point of contact for customer
- ✓ Advantages of scale
- ✓ Production efficiencies
- ✓ Ability to customize equipment to meet customer needs
- ✓ Opportunities for further vertical integration with attachment OEMs

Note: Graphic shows representative components and is not intended to be exhaustive.

NESCO SPECIALTY RENTALS | CUSTOM TRUCK ONE SOURCE

19

3 Market Leading Rental Fleet

Creates One of the Industry's Largest and Most Diverse Specialty Equipment Fleets

NESCO Specialty Rentals	Custom Truck One Source	Combined



Other[2]
6%
Other T&D[1]
12%
Cranes
11%
Digger Derricks
28%
Bucket Trucks
43%
$633M OEC
4.0-Yr Avg. Age



Other[2]
22%
Other T&D[1]
8%
Cranes
15%
Digger Derricks
17%
Bucket Trucks
38%
$698M OEC
2.8-Yr Avg. Age



Other[2]
15%
Other T&D[1]
9%
Cranes
14%
Digger Derricks
22%
Bucket Trucks
40%
$1,331M OEC
3.4-Yr Avg. Age


Bucket Truck


Digger Derrick


Crane


Track Digger


Roll-Off

Note: Excludes Nesco PTA leased parts and accessories. All metrics as of 12/31/20.
(1) Includes underground equipment, pressure diggers and line equipment for Nesco and track equipment for CTOS.
(2) Includes trucks/miscellaneous for Nesco and railroad, specialty trucks, vocational trucks, trailers and other for CTOS.

20

4 Diverse, Highly Loyal Customer Base

Combined Customer Overview

Highlights

- Serve more than 3,000 customers, with the top 15 customers representing ~16% of revenue
- No customer represents more than 3% of Combined Company revenue
- Strong brand recognition and awareness among industry-leading customers
- 15+ year tenure with top customers
- Breadth of equipment and geographic reach enables servicing of largest national customers with recurring business tied to long-term engagements

Note: Metrics are as of and for the year ended 12/31/20, unless otherwise noted.

NESCO Specialty Rentals | Custom Truck One Source

Diverse Customer Base

T&D

PIKE, American Electric Power, H&M Henkels & McCoy, MYR Group, Quanta Services, PLH Group, Linetec Services, LADWP Los Angeles Department of Water & Power, nationalgrid, res, Lewis, Duke Energy, ABC Professional Tree Services, Asplundh, Consumers Energy Count on Us®, Davey Proven Solutions for a Growing World

Infrastructure / Telecom

MasTec, Dycom, Waste Connections, Heritage, WM Waste Management, Barnard, S&N Communications, webber, Holt CAT

Rail

CN, Union Pacific, MTA Metro-North Railroad, RailWorks, BNSF Railway, Amtrak, Norfolk Southern, CP

NESCO Specialty Rentals | Custom Truck One Source
21

5 Favorable End-Market Dynamics

Strong, Multi-Year End Market Tailwinds

T&D

Rapidly increasing major projects driven by need for grid upgrades and renewable energy investment, coupled with frequent, often government mandated, maintenance

T&D Capex

~$70B	6.8%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

TELECOM

Build-out and implementation of 5G technology driving investments over next decade while significant recurring maintenance of existing networks required

Telecom Capex

~$80B	3.0%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

RAIL

Aging rail infrastructure drives extensive replacement / refurbishment spend, while increasing consumer usage and freight transportation needs are driving investment

Rail Capex

~$10B	5.4%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

INFRASTRUCTURE

Large and growing pent-up demand in North America with growing bipartisan support to address

Infrastructure Capex

~$200B	6.8%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

Source: FactSet, FMI, and Wall Street research.

NESCO SPECIALTY RENTALS | CUSTOM TRUCK ONE SOURCE 22

5 Favorable End-Market Dynamics

Large Addressable Market with Strong Secular Growth

~$30B Total Addressable Market[1]



Parts & Service ~$9B
Market Size
New Sales ~$15B
Rental & Used Sales ~$5B
1.0%
3.5%
Est. Market Share
CTOS
Nesco

Rental Penetration[2]



42%
57%
65%
~20-25%
2009
2019
~2025
Current Specialty Rental
U.S. General Rental

General Rental Penetration in Other Developed Markets

60%	65%	80%	80%
Australia	*Europe*	*Japan*	*UK*

Key Drivers of Rental

- Avoidance of capital outlay
- Improved asset utilization with significantly reduced storage and maintenance costs
- Better risk management with dedicated customer care
- Operational efficiencies drive high productivity
- Wider range of modern productive equipment in rental fleets
- Health & safety regulations have increased implicit cost of ownership & maintenance
- Increased outsourcing by utilities to comparably asset-light contractors

(1) Market size based on management estimates. Market share calculated based on 2019 revenue as a percentage of total addressable market.
(2) Rental percentage of equipment fleet.

23

6 Well-Positioned for Growth

Multi-Pronged Growth Strategy Supported by Strong Industry Dynamics and End Market Tailwinds

Rental Fleet Expansion & Utilization Improvements

- Drive utilization improvements via enhanced selling efforts and investments in in-demand equipment
- Expand rental penetration via continued education of customers and focus on subcontractors

Increase New Equipment Sales

- Drive volume growth via strategic selling initiatives
- Build on new and existing customer relationships by continuing to introduce new equipment innovations

Capitalize on Favorable End Market Dynamics & Tailwinds

- Favorable trends include grid updates/maintenance, build-out of renewables, 5G roll-out, and potential significant infrastructure spend
- All end markets supported by increasing trend towards outsourcing to contractors, who favor rental

Realize Cost Synergies & Operational Efficiencies

- Drive incremental cost synergies and other efficiencies via continued focus on operational improvements and optimization

Achieve Revenue Synergies

- Cross-sell expanded new equipment offering into Nesco customer base
- Offer highly complementary PTA offering to CTOS customers

Continue to Penetrate Adjacent Categories

- Continue to grow existing parts & service businesses
- Increase penetration of attractive equipment categories including vocational trucks
- Capable of producing internally and highly complementary to core offering

NESCO SPECIALTY RENTALS
CUSTOM TRUCK ONE SOURCE
24

7 Significant Synergy Opportunity

~$50M of Anticipated Run-Rate Annual Cost Synergies and ~$10M of Anticipated Annual Capex Savings to be Realized Within Two Years

Breakdown of Cost Synergy Opportunity


Procurement
28%
Service / Production
Optimization
17%
Back Office
Consolidation
33%
Other SG&A
Opportunities
22%

Cost Synergy Realization Timeline[1]


~50%
100%
Year 1
Year 2

~$50M of costs to achieve synergies expected to be incurred in the first 3 years after closing

Additional Upside Opportunity via Identified Potential Revenue Synergies

- Expanded Service Offerings
- Cross-Selling Opportunities

(1) Represents timeline to achieve run-rate synergy realization subsequent to closing of the acquisition.

NESCO SPECIALTY RENTALS | CUSTOM TRUCK ONE SOURCE

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7 Significant Synergy Opportunity

	Annual Cost Synergies	Annual Capex Synergies	Summary
Procurement	~$14M	~$7M	• Nesco to leverage Custom Truck's purchasing scale and in-house production capabilities to lower its cost of equipment purchased for new sales (cost) and rental fleet (capex) • Renegotiate purchasing contracts for heavy duty chassis (cost and capex) • Parts & tools and freight savings
Service / Production Optimization	~$8M	~$3M	• New equipment build savings through improved parts sourcing and labor efficiency from shop floor and broader lean improvement initiatives (cost and capex) • Implementation of new ERP, which will allow for labor and other efficiencies through use of real-time KPI and production planning • Repair & maintenance savings via operational improvements
Back Office Consolidation	~$17M	--	• Significant back office synergies identified as a result of the combined business having many duplicative positions across sales, general & administrative as well as reflecting some automation
Other SG&A Opportunities	~$11M	--	• Investing in systems and processes to drive operational improvements • Indirect spending optimization and footprint consolidation
Total Identified Synergies:	*~$50M*	*~$10M*	*~$50M of anticipated one-time costs to achieve cost synergies and complete integration and transition*

Note: Total synergies are net of $4M of estimated recurring costs.

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8 Enhanced Leverage & Liquidity Profile

Improved Financial Profile Positions the Combined Company to Capitalize on Growth Opportunities

Highlights

- New capital structure provides a high level of financial flexibility
- Substantial free cash flow generation will drive de-leveraging
- Capital allocation strategy to remain focused on organic growth and de-leveraging

Lower Net Leverage



2.2x of leverage reduction
6.2x[1]
4.0x[2]
Current
Pro Forma at Close

Improved Liquidity Profile

($ in millions)



Represents Unused Revolver Capacity
$94[3]
$300[4]
Current
Pro Forma at Close

Note: Adj. EBITDA reconciliations available in the Appendix.
(1) Based on $735M of net debt as of 12/31/20 and FY 2020 Adj. EBITDA of $119M.
(2) Based on $345M of pro forma FY 2020 Adj. EBITDA, including $50M of run-rate annual cost synergies.
(3) As of 12/31/20.
(4) Represents unused revolver capacity. Based on preliminary borrowing base calculation.

NESCO SPECIALTY RENTALS | CUSTOM TRUCK ONE SOURCE

27

8 2 2 8 I V . H i s t o ri c a l F i n a nc ia l O v e r v i e w

29 Strong Historical Growth Trends and Resilience Throughout COVID - 19 Pandemic Compelling Financial Profile Pro Forma Revenue ( $ i n m illi o n s ) Pro Forma Adj. EBITDA ( $ i n m illi o n s ) $864 $1 , 10 5 $1 , 29 4 $1 , 35 6 660 859 1,030 1,054 204 246 264 303 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 C T O S N E S C O $221 $293 $325 $345 122 171 198 176 99 122 127 119 50 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 C T O S N E S C O S y n e r g i e s Note: Adj. EBITDA reconciliations available in the Appendix.

30 222 50 $ 5 7 $ 1 0 7 $7 3 $ 2 72 2 0 17 2018 PF Adj. EBITDA - Net Capex 2 0 20 2019 Synergies 2 Strong Free Cash Flow Generation Pro Forma Net Capex ( $ i n m illi o n s ) Pro Forma Adj. EBITDA – Net Capex 1 ( $ i n m illi o n s ) Capex Spent in 2017 to 2019 Reduces Projected Near - Term Spend and Produces Significantly Increasing Free Cash Flow (1) Excludes gain on used sales. (2) Reflects cost synergies only. 119 128 134 44 21 26 81 30 $ 1 40 $ 1 5 4 $ 2 1 5 $7 3 2 0 17 2 0 18 2 0 19 NESCO 2 0 20 C T O S

31 2020 Performance C o mm e n t a r y P r o F o r m a R e v e n ue P r o F o r m a A v e r a g e O E C o n R e n t • Year - over - year revenue increase driven by growth in sales of new & used equipment and PTA business at NESCO and an increase in CTOS used equipment sales • Revenue growth was partially offset by temporary COVID - driven declines in rental fleet utilization at both NESCO and CTOS, which have since recovered to pre - pandemic levels • Rental rates for both businesses remained stable over the course of the year a n d C T O S n e w e q ui p m e n t sa l e s w er e f l a t y e a r - o v e r - y e a r • Impact of lower utilization partially offset by coordinated cost reductions, much of which is expected to be permanent • Strong recovery of OEC on rent through end of the year 1,030 1,054 264 303 $1,294 $1, 3 56 2019 2020 C T O S N ES C O 578 558 496 517 580 479 500 461 464 503 $1, 057 $1, 058 $95 7 $98 1 $1, 083 FY 2019 1 Q1 2020 2 Q3 2020 2 Q4 2020 2 Q 2 202 0 2 CTOS NESCO Note: Adj. EBITDA reconciliations available in the Appendix. (1) Based on annual average. (2) Based on quarterly average. 198 176 127 119 50 P r o F o r m a A d j . E B I T D A $325 $34 5 2019 2020 C T O S N ES C O Synergies

Conclusion

Combination of Two Leading Specialty Equipment Providers Focused on High-Growth End-Markets

Integrated Platform with Scale and Differentiated Offering

Expanded Fleet and Footprint Providing Greater Ability to Serve Customers Nationwide

Identified Potential Cost Synergies with Incremental Upside from Revenue Synergies

Enhanced Financial Position and Leverage Profile



Combined Company Well Positioned to Drive Value Creation

32

3 3 3 3 V . App e n d i x

Adj. EBITDA Reconciliation – Nesco

Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]

($ in millions)

		Year Ended 12/31			
		2017	2018	2019	2020
Net Income (Loss)		($27.1)	($15.5)	($27.1)	($21.3)
Interest expense		53.7	56.7	63.4	63.2
Income tax expense (benefit)		(3.5)	1.7	(6.0)	(30.1)
Depreciation and amortization		64.7	67.1	74.6	82.7
EBITDA	1	**$87.8**	**$110.0**	**$104.9**	**$94.6**
Adjustments:					
Non-cash purchase accounting impact	2	4.3	3.6	1.8	2.5
Transaction and process improvement costs	3	1.9	2.5	15.9	11.7
Major repairs	4	2.8	1.4	2.2	2.2
Share based payments	5	1.1	1.1	1.0	2.4
Other non-recurring items	6	0.7	2.9	-	-
Change in fair value of derivative	7	-	-	1.7	5.3
Adjusted EBITDA		**$98.6**	**$121.7**	**$127.5**	**$118.6**

(1) EBITDA and Adj. EBITDA are non-GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
(2) Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment sold. The equipment acquired received a purchase step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our credit agreement.
(3) Represents transaction costs related to Nesco's acquisition of Truck Utilities (which includes post-acquisition integration expenses incurred during the twelve months ended December 31, 2020) and transaction expenses related to the pending acquisition of Custom Truck; 2019: Represents transaction expenses related to merger activities associated with the transaction with Capitol that was consummated on July 31, 2019. These expenses are comprised of professional consultancy, legal, tax and accounting fees. Also included are costs of startup activities (which include training, travel, and process setup costs) associated with the rollout of new PTA locations that occurred throughout the prior year into the current period. Finally, the expenses associated with the closure of operations in Mexico, which closure activities commenced in the third quarter of 2019, are included for the twelve month period periods ended December 31, 2020 and 2019. Pursuant to Nesco's credit agreement, the cost of undertakings to affect such cost savings, operating expense reductions and other synergies, as well as any expenses incurred in connection with acquisitions, are amounts to be included in the calculation of Adjusted EBITDA.
(4) Represents the undepreciated cost of replaced chassis components from heavy maintenance, repair and overhaul activities associated with our fleet, which is an adjustment pursuant to our credit agreement.
(5) Represents non-cash stock compensation expense associated with the issuance of stock options and restricted stock units.
(6) For the years ended December 31, 2018 and 2017, represents other adjustments pursuant to our credit agreement: Rental expense incurred in 2018 for fleet equipment that had been rented under the terms of an operating lease that was terminated in 2018. The 2017 adjustment is comprised of a state tax audit settlement and write-downs of inventory items.
(7) Represents the charge to earnings for our interest rate collar (which is an undesignated hedge).

Sum of individual line items may not equal subtotal or total amounts due to rounding.

35

36 Adj. EBITDA Reconciliation – CTOS Reconciliation of Net Income (Loss) to Adjusted EBITDA 1 ( $ i n m illi o n s ) Y e a r E n d e d 1 2 / 3 1 2017 2018 2019 (1) EBITDA and Adj. EBITDA are non - GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures. (2) Adjustment represents the non - cash equity - based compensation expense related to Custom Truck’s Class B interests. (3) In accordance with the Custom Truck Credit Agreement, Custom Truck has historically adjusted for the impact of sales - type lease accounting for certain leases containing rental purchase options (RPOs), as the application of sales - type lease accounting was not deemed to be representative of the ongoing cash flows of the underlying rental contracts. (4) This adjustment reflects the costs incurred to launch new branch locations or products. New product development has not been a core business activity for Custom Truck, as its primary business activities generally include renting, selling, assembling, upfitting, and servicing new and used heavy - duty trucks and cranes, as well as the sale of related parts. (5) This adjustment represents the favorable and unfavorable impacts of specific audits related to Custom Truck’s withholding of state - specific sales, motor vehicle, and rental - related taxes. These items are deemed to be non - recurring in nature due to the fact that these taxes would ordinarily be passed - through to our customers, and, where applicable, Custom Truck has adjusted its withholding percentages to comply with the relevant audit findings. (6) This adjustment includes consulting fees and other costs related to the implementation of a new ERP system, business combinations, the contemplated sale of Custom Truck in 2019, and the sale of Custom Truck to Nesco in 2020. (7) In accordance with the Custom Truck Credit Agreement, Custom Truck has historically adjusted for the impact of purchase accou nting on sales of rental equipment obtained in conjunction with the 2015 acquisitions through which Custom Truck was formed . This adjustment also includes certain charges incurred by Custom Truck related to conditions o r events that existed prior to the 2015 acquisitions, including, but not limited to, settlement of liabilities relating to the pre - acquisition period and subsequent write - downs or impairments of receivables and inventory obtained through the 2015 acquisitions . (8) Represents miscellaneous gains or losses, as permitted under the Custom Truck Credit Agreement. Adjustments running through t his item include, but are not limited to severance, cleaning and other charges related to COVID - 19; costs specific to certain non - routine transactions, such as debt refinancings; miscellaneous gains on the sale of non - rental property and equipment; gains and losses on the extinguishment of debt; sponsor management fees; and other individually immaterial charges as reported under the Custom Truck Credit Agreement. Sum of individual line items may not equal subtotal or total amounts due to rounding. 2020 N e t I nc o m e ( L o ss ) ($35.0) ($8.3) ($8.3) $9.0 Interest expense (excl. Floorplan Interest) 33.2 44.9 50.8 38.1 Income tax expense (benefit) Depreciation and amortization - 114.4 - 120.5 - 130.2 - 119.8 EBITDA 1 $ 11 2 . 5 $ 15 7 . 1 $ 17 2 . 7 $ 16 6 . 9 Adjustments: Equity - based compensations 2 - 5.3 1.9 2.1 Sales - type lease adjustment 3 1.2 1.5 3.2 3.2 New site / product development 4 0.5 - 2.7 0.5 Tax - related matters 5 - 1.1 3.7 (1.8) Consulting and transaction fees 6 1.1 2.7 5.0 4.5 Legacy entity / purchase accounting 7 1.9 2.9 2.4 1.0 Other adjustments 8 4.6 0.3 6.1 0.2 Adjusted EBITDA $ 12 1 . 8 $ 17 0 . 9 $ 19 7 . 8 $ 17 6 . 5

37 Net Capex Reconciliation – Nesco Reconciliation of Total Capital Expenditures to Net Capital Expenditures ( $ i n m illi o n s ) 2017 Y e a r E nd e d 1 2 / 3 1 2018 2019 2020 Purchase of equipment - rental fleet $47.1 $58.5 $106.6 $67.5 Purchase of other property and equipment 0.4 0.7 3.1 0.9 Total capital expenditures $ 4 7 . 5 $ 5 9 . 2 $ 10 9 . 7 $ 6 8 . 4 Less: Proceeds from sale of rental equipment and parts (26.6) (33.3) (26.8) (34.9) Less: Insurance proceeds from damaged equipment - - (1.7) (4.0) Net capital expenditures $ 2 0 . 9 $ 2 5 . 9 $ 8 1 . 3 $ 2 9 . 5

38 Net Capex Reconciliation – CTOS Reconciliation of Total Capital Expenditures to Net Capital Expenditures ( $ i n m illi o n s ) 2017 Y e a r E nd e d 1 2 / 3 1 2018 2019 2020 Additions of rental equipment $167.9 $171.7 $210.2 $155.3 Purchase of other property and equipment 6.0 21.8 10.6 10.7 Total capital expenditures $ 17 3 . 9 $ 19 3 . 5 $ 22 0 . 8 $ 16 6 . 0 Less: Proceeds from disposals of rental eqipment (54.6) (65.5) (86.8) (121.1) Less: Proceeds from disposals of property and equipment (0.2) - (0.1) (1.2) Net capital expenditures $ 11 9 . 1 $ 12 8 . 0 $ 13 3 . 9 $ 4 3 . 7

39 Reconciliation to Percentage of Gross Profit Excluding Depreciation and Major Repairs – Nesco Reconciliation from Revenue and Cost of Revenue to Percentage of Gross Profit Excluding Depreciation and Major Repairs ( $ i n m illi o n s ) Y e a r E n d e d 1 2 / 3 1 2018 2019 2020 Rental revenue $184.6 $198.0 $195.5 Sales of rental equipment 26.0 23.8 31.5 Sales of new equipment 18.3 10.3 25.1 Parts sales and services 17.4 32.0 50.6 Revenue $ 24 6 . 3 $ 26 4 . 1 $ 30 2 . 7 Cost of rental revenue 49.0 50.8 59.0 Depreciation of rental equipment 64.1 70.6 78.5 Cost of rental equipment sales 21.7 20.3 25.6 Cost of new equipment sales 16.1 8.5 21.8 Cost of parts sales and services 12.3 25.1 39.2 Major repair disposals 1.4 2.2 2.2 Cost of Revenue $ 16 4 . 6 $ 17 7 . 5 $ 22 6 . 3 Less: Depreciation of rental equipment (64.1) (70.6) (78.5) Less: Major repair disposals (1.4) (2.2) (2.2) Cost of Revenue excl. depreciation & major repairs $ 9 9 . 1 $ 10 4 . 7 $ 14 5 . 6 Rental gross profit, excluding depreciation and major repairs 135.5 147.2 136.5 Gross profit from sales of rental equipment 4.3 3.5 5.9 Gross profit from sales of new equipment 2.3 1.8 3.3 Gross profit from parts sales and services 5.0 6.9 11.5 Gross Profit excl. depreciation & major repairs $ 14 7 . 1 $ 15 9 . 4 $ 15 7 . 2 Less: Depreciation of rental equipment (64.1) (70.6) (78.5) Less: Major repair disposals (1.4) (2.2) (2.2) Gross Profit $ 8 1 . 6 $ 8 6 . 6 $ 7 6 . 5 Rental 92.1% 92.4% 86.8% Sales of new and used equipment 4.5% 3.3% 5.9% Parts, sales and services 3.4% 4.3% 7.3% % of gross profit excl. depreciation and major repairs 10 0 . 0% 10 0 . 0% 10 0 . 0%

2019 2020 Rental revenue $233.5 $215.0 New sales revenue 599.9 602.6 Used sales revenue 117.6 161.7 Parts and service revenue 78.9 74.4 Revenue $ 1 , 02 9 . 9 $ 1 , 05 3 . 7 Cost of rental revenue 44.3 50.6 Deprecation of rental equipment 105.5 97.7 Cost of new sales 525.5 533.9 Cost of used sales 86.6 122.7 Cost of parts and service 69.6 62.7 Cost of Revenue $ 83 1 . 5 $ 86 7 . 6 Less: Depreciation of rental equipment (105.5) (97.7) Cost of Revenue excl. depreciation $ 72 6 . 0 $ 76 9 . 9 Rental gross profit excluding depreciation 189.2 164.4 Gross profit on sales of new equipment 74.4 68.7 Gross profit on sales of used equipment 31.0 39.0 Gross profit on parts sales and services 9.3 11.8 Gross Profit excl. depreciation $ 30 3 . 9 $ 28 3 . 9 Less: Depreciation of rental equipment (105.5) (97.7) Gross Profit $ 19 8 . 4 $ 18 6 . 2 Rental 62.3% 57.9% Sales of new and used equipment 34.7% 37.9% Parts, sales and services 3.0% 4.2% % of gross profit excl. depreciation 10 0 . 0% 10 0 . 0% 40 Reconciliation to Percentage of Gross Profit Excluding Depreciation – CTOS Reconciliation from Revenue and Cost of Revenue to Percentage of Gross Profit Excluding Depreciation ( $ i n m illi o n s ) Y e a r E n d e d 1 2 / 3 1